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Exhibit 1-1

ENERGY EAST CORPORATION

[                        Shares of Common Stock

(Par Value $    Per Share)]

[                        Shares of [Title of Preferred Stock]]

UNDERWRITING AGREEMENT

[Insert Date]

[Name of Representatives]
for themselves and as Representatives for the Underwriters
named in Schedule A, attached hereto
[Name and Address of Representatives]

Ladies and Gentlemen:

        1.     Energy East Corporation, a corporation duly organized and existing under the laws of the State of New York (the "Company"), proposes to issue and sell                         shares of its [Common Stock] [Title of Preferred Stock] (the "Firm Securities"). In addition, the Company proposes to issue and sell to the several Underwriters not more than an additional aggregate of                        shares of its [Common Stock] [Title of Preferred Stock] (the "Additional Securities") if and to the extent that [Name of representatives] (together, the "Representatives") shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Securities granted to the Underwriters in Section 3 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the "Securities." The Company hereby agrees with the Representatives and each of the other Underwriters named in Schedule A hereto (collectively, including the Representatives, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 9 hereof) as follows:

        2.     [Any discretion to be exercised with respect to this Agreement will be exercised jointly by            and            as joint book-running managers]. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a)   A registration statement on Form S-3 (File No. 333-            ) (the "Registration Statement," which term shall include all exhibits thereto and the documents incorporated by reference in the prospectus contained therein) in respect of the Securities and certain other securities of the Company has been filed with the Securities and Exchange Commission (the "Commission"); the Registration Statement, in the form heretofore delivered or to be delivered to the Underwriters has been declared effective by the Commission in such form; no other document with respect to the Registration Statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the term "Base Prospectus" means the base prospectus relating to the Securities and other securities included in the Registration Statement; the term "Prospectus" means the Base Prospectus supplemented by a prospectus supplement ("Prospectus Supplement") relating specifically to the Securities filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"); the term "Preliminary Prospectus" means a preliminary prospectus supplement specifically relating to the Securities together with the Base Prospectus; any reference herein to any Base Prospectus, Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Base Prospectus, Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement shall be deemed to refer to and include any documents filed after the date of such Base Prospectus under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Base Prospectus; any reference to the Registration Statement shall be deemed to refer to and include any document filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement;

          (b)   Except for the order of the Commission with respect to the effectiveness of the Registration Statement referred to in paragraph (a) above, no consent, approval, authorization, order, registration or qualification of or with any federal or state commission, court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such approvals as have been, or will have been, prior to the Time of Delivery, obtained under the Act, the Public Utility Holding Company Act of 1935 (the "Holding Company Act") and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; and a copy of the order heretofore entered by the Commission with respect to the effectiveness of the Registration Statement has been or will be delivered to Underwriters;

          (c)   The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter of the Securities expressly for use in the Prospectus as amended or supplemented;

          (d)   The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date and the Time of Delivery as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter of the Securities expressly for use in the Prospectus as amended or supplemented;

          (e)   The consolidated financial statements filed with or as part of the Registration Statement present fairly the financial position, results of operations and changes in financial position of the Company and its subsidiaries at the dates and for the periods indicated, all in conformity with generally accepted accounting principles; and the Company has no material contingent obligation which is not disclosed in the Registration Statement and the Prospectus;

          (f)    Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would result in any material adverse change, or any development involving a prospective material adverse change in or affecting the general affairs, management, consolidated financial position, [common stock][shareholders'] equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than pursuant to the Company's common stock repurchase program, or its dividend reinvestment and other common stock plans) or long-term debt of the Company or any of its Significant Subsidiaries, as that term is defined in Rule 1-02 of Regulation S-X of the Rules and Regulations, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, [common stock] [shareholders'] equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

          (g)   The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

          (h)   Each Significant Subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the power and authority (corporate and other) to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; except as described in the Registration Statement and the Prospectus, each Significant Subsidiary of the Company holds all material licenses, certificates and permits from governmental authorities necessary for the conduct of its business;

          (i)    The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

          (j)    Its Common Stock is listed on the New York Stock Exchange (the "NYSE") under the symbol "EAS"; there is no current or pending trading suspension of the Common Stock by the NYSE;

          (k)   All of the issued shares of common stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim;

          (l)    This Agreement has been duly authorized, executed and delivered by the Company;

          (m)  The Securities have been duly and validly authorized, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable, and will conform to the description thereof contained in the Prospectus, as supplemented, and the issuance of such Securities will not be subject to any preemptive or similar rights;

          (n)   The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

          (o)   The statements set forth in the Prospectus as supplemented under the caption "Description of Securities—Capital Stock" insofar as they purport to constitute a summary of the terms of the Securities, and under the captions ["Material United States Federal Income Tax Considerations,"] "Plan of Distribution" and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          (p)   Neither the Company nor any of its Significant Subsidiaries is in violation of its certificate of incorporation or by-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contracts, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject;

          (q)   Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, [common stock] [shareholders'] equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (r)   The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company," as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (s)   PricewaterhouseCoopers LLP, who have certified certain consolidated financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

          (t)    Other than as set forth in the Prospectus, the Company and its Significant Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; and

          (u)   There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Securities registered pursuant to the Registration Statement.

        3.     On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions herein set forth, (a) the Company agrees to sell to the several Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, the number of shares of the Firm Securities set forth in Schedule A hereto opposite such underwriter's name at a purchase price equal to $    per share (the "Purchase Price"), and (b) the Company agrees to sell to the several Underwriters, and the Underwriters shall have the right to purchase, severally and not jointly, up to [                        ] Additional Securities at the Purchase Price. Additional Securities may be purchased as provided in this Section 3 solely for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. On each day, if any, Additional Securities are to be purchased (an "Option Time of Delivery"), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Securities (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Securities to be purchased on such Option Time of Delivery as the number of Firm Securities set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Securities.

                 Any such election to purchase Additional Securities may be exercised by written notice from the Representatives to the Company given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of shares of Additional Securities to be purchased and the date and time on which such Additional Securities are to be delivered, as determined by the Representatives, but in no event earlier than the First Time of Delivery (as defined below) or, unless the Representatives and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice. In this Section 3, business day shall mean a day on which the New York Stock Exchange is open for trading.

        4.     Certificates for the Firm Securities and the Additional Securities to be purchased by the Underwriters pursuant to this Agreement, in such form and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance, (i) with respect to the Firm Securities, at 9:30 a.m., New York City time on [insert date] or such other date and time as the Company and the Underwriters may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Additional Securities, if any, at 9:30 a.m., New York City time, at the Option Time of Delivery, or at such other time and date as the Representatives and the Company may agree upon in writing. Each such time and date for delivery is herein called a "Time of Delivery." The Company will cause the certificates representing the Securities to be made available to the Underwriters for checking at least twenty-four hours prior to the applicable Time of Delivery at the offices of Shearman & Sterling LLP.

        5.     The Company agrees with each of the Underwriters:

          (a)   To prepare the Prospectus as amended or supplemented in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the date hereof or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date hereof and prior to the Time of Delivery which shall be disapproved by the Underwriters promptly after reasonable notice thereof (other than the filing of any document required to be filed under the Exchange Act which upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus); to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Underwriters, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

          (b)   Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (c)   Prior to 10:00 a.m., New York City time, on the New York business day next succeeding the date of this Agreement and from time to time, to furnish the Representatives with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify the Underwriters and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

          (d)   To make generally available to its securityholders as soon as practicable, but in any event not later than 18 months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (e)   [Without the prior written consent of the Representatives on behalf of the Underwriters, it will not, during the period ending [90] days after the date of the Prospectus, directly or indirectly (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the shares of Common Stock to be sold hereunder or (B) the issuance by the Company of shares of Common Stock pursuant to director or employee stock option or benefit plans existing on, or upon the conversion of convertible or exchangeable securities outstanding as of the date hereof; and]

          (f)    [During the period beginning from the date hereof and continuing to and including the later of (i) the termination of trading restrictions for the Preferred Stock, as notified to the Company by the Underwriters and (ii) the last Time of Delivery for the Preferred Stock, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company that are substantially similar to the Preferred Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, the Preferred Stock or any such substantially similar securities (other than pursuant to director or employee stock option or benefit plans existing on, or upon the conversion of convertible or exchangeable securities outstanding as of the date hereof) without the prior written consent of the Representatives on behalf of the Underwriters; and]

          (g)   The Company will use its best efforts to effect and maintain the listing of the Common Stock on the NYSE and will file with the NYSE all documents and notices required by the NYSE.

        6.     The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys; [(iv) any fees charged by securities rating services for rating the Securities;] (v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) all costs and expenses incident to listing the Securities on the New York Stock Exchange; (vii) the cost of preparing certificates for the Securities; (viii) the cost and charges of any transfer agent or registrar or dividend disbursing agent in connection with the Securities; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section 6, and Sections 8 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

        7.     The obligations of the Underwriters shall be subject, in the discretion of the Underwriters, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Prospectus as amended or supplemented are, at and as of the Time of

Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a)   The Prospectus as amended or supplemented shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

          (b)   Shearman & Sterling LLP, counsel for the Underwriters, shall have furnished to the Underwriters their opinion, dated the Time of Delivery, with respect to the Company being duly incorporated and validly existing under the laws of the jurisdiction of its incorporation, the matters covered in paragraphs (v) and (vii) of subsection (c) below, and the accuracy and completeness of the statements set forth in the Prospectus as supplemented under the caption "Description of Securities—Capital Stock" insofar as they purport to constitute a summary of the terms of the Securities, and under the captions "Plan of Distribution" and "Underwriting," insofar as they purport to describe the provisions of the laws and the documents referred to therein, as well as such other matters as the Representatives on the behalf of the Underwriters may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters;

          (c)   Huber Lawrence & Abell, counsel for the Company, shall have furnished to the Underwriters their opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives on behalf of the Underwriters, to the effect that:

            (i)    The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

            (ii)   Each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state in which it is incorporated, has the power and authority (corporate and other) to own its property and conduct its business as described in the Prospectus as amended or supplemented and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

            (iii)  All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

            (iv)  All of the issued shares of common stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim;

            (v)   The Securities have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description thereof in the Prospectus as amended or supplemented, and the issuance of such Securities will not be subject to any preemptive or similar rights;

            (vi)  To the best of such counsel's knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, [common stock] [shareholders'] equity or results of operations of the Company and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (vii) This Agreement has been duly authorized, executed and delivered by the Company;

            (viii) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound, nor will such actions result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company;

            (ix)  No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act, the Holding Company Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

            (x)   Neither the Company nor any of its Significant Subsidiaries is in violation of its by-laws or certificate of incorporation or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, lease or other instrument to which it is a party or by which it is bound or to which any of its property or assets is subject;

            (xi)  The statements set forth in the Prospectus as amended or supplemented under the caption "Description of Securities—Capital Stock" insofar as they purport to constitute a summary of the terms of the Securities, and under the captions ["Material United States Federal Income Tax Considerations,"] "Plan of Distribution" and "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

            (xii) The Company is not an "investment company," as such term is defined in the Investment Company Act;

            (xiii) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements, including the notes thereto and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when they were so filed contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

            (xiv) The Registration Statement and the Prospectus as amended or supplemented and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements, including the notes thereto, and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xi) of this Section 7(c), they have no reason to believe that, as of the date of effectiveness of the Registration Statement and as of the Time of Delivery, the Registration Statement (other than the financial statements, including the notes thereto, and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date and as of the Time of Delivery, the Prospectus (other than the financial statements, including the notes thereto, and related schedules therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement as amended or supplemented required to be filed or any contracts or other documents of a character required to be filed as an exhibit to such Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus, each as amended or supplemented, which are not filed or incorporated by reference or described as required.

          (d)   Counsel for the Company satisfactory to the Representatives on behalf of the Underwriters in the respective states of New York, Connecticut and Maine shall each have furnished to the Underwriters their written opinion, dated the Time of Delivery, in form and substance satisfactory to the Representatives on behalf of the Underwriters, to the effect that:

            (i)    The Company is in good standing under the laws of such state, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented and is duly qualified to transact business and is in good standing in such state, except to the extent such failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

            (ii)   The Company is not a public utility or public service company subject to the jurisdiction of the state commission or regulatory authority in the respective state as a public utility or public service company;

            (iii)  No consent, approval, authorization, order, registration or qualification of or with any court, governmental agency or regulatory authority of such state is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act, the Holding Company Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; and

            (iv)  The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body in such state or commonwealth having jurisdiction over the Company.

          (e)   On the date hereof and at the Time of Delivery, the independent accountants of the Company who have certified the consolidated financial statements of the Company included or incorporated by reference in the Registration Statement shall have furnished to the Underwriters a letter to the effect set forth in Exhibit A hereto with respect to such letter dated the date hereof, and as to such other matters as the Underwriters may reasonably request and in form and substance satisfactory to the Representatives on behalf of the Underwriters and the independent accountants of the Company with respect to such letter dated the Time of Delivery;

          (f)    [The "lockup" agreements, each in form and substance satisfactory to the Representatives on behalf of the Underwriters and executed by certain shareholders, officers and directors of the Company relating to sales and certain other dispositions of shares of the Common Stock or certain other securities, delivered to the Underwriters on or before the date hereof, shall be in full force and effect at the Time of Delivery;]

          (g)   The Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

          (h)   (i) Neither the Company nor any of its subsidiaries shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would result in any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, [common stock][shareholders'] equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the date hereof there shall not have been any change in the capital stock (other than pursuant to the Company's common stock repurchase program, or its dividend reinvestment and other common stock plans), or long-term debt of the Company or any of its Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, consolidated financial position, [common stock] [shareholders'] equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus as of the date of this Agreement, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

          (i)    During the period beginning on the date hereof and ending at the Time of Delivery (i) no downgrading shall have occurred in the rating accorded the Company or the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Company or of any of the Company's debt securities or preferred stock;

          (j)    During the period beginning on the date hereof and ending at the Time of Delivery, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the NYSE or the establishment of minimum prices on such exchange; (ii) a suspension or material limitation in trading in the Company's securities on the

  NYSE; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities involving the United States or the declaration of a national emergency or war by the United States; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

          (k)   The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York business day next succeeding the date of this Agreement; and

          (l)    The Company shall have furnished or caused to be furnished to the Underwriters at the Time of Delivery a certificate or certificates of officers of the Company satisfactory to the Representatives on behalf of the Underwriters as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth subsections (a) and (h) of this Section and as to such other matters as the Underwriters may reasonably request.

        8.     (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject. The Company also agrees to indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Prospectus, the Registration Statement, the Prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information relating to any Underwriter furnished to the Company expressly for use in the Prospectus as amended or supplemented.

        (b)    Each Underwriter will severally and not jointly indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information relating to such Underwriter furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

        (c)    Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

        (d)    If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

        (e)    The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of any Underwriter and to each person, if any, who controls an Underwriter, within the meaning of the Act.

        9.     (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase under this Agreement, the non-defaulting Underwriters may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. In the event that, within the respective prescribed period, the non-defaulting Underwriters notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Securities, the non-defaulting Underwriters or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the non-defaulting Underwriters may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement.

        (b)   If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in subsection (a) above, the aggregate number of shares of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of shares of the Securities to be purchased at the applicable Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares of Securities, which such non-defaulting Underwriter agreed to purchase under this Agreement and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of shares of Securities, which such Underwriter agreed to purchase hereunder as a percentage of the aggregate number of Firm Securities to be purchased hereunder by all non-defaulting Underwriters) of the Securities, which such defaulting Underwriter or Underwriters agreed to purchase for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        (c)   If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in subsection (a) above, the aggregate number of shares of Securities which remains unpurchased exceeds one-eleventh of the aggregate number of shares of the Securities to be purchased at the applicable Time of Delivery or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        10.   The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

        11.   All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of such Underwriters; if to                        ; if to                        ; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Energy East Corporation, P.O. Box 12904, Albany, NY 11212-2904, Attn: Treasurer, facsimile number: (607) 347-2560; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth above. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

        12.   If the Company fails or refuses to comply with the terms or to fulfill any of the conditions of this Agreement other than by reason of default by the Underwriters, the Company will reimburse the Underwriters for all out-of-pocket expenses approved in writing by the Underwriters, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase of the Securities.

        13.   This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters and the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls any Underwriter or the Company, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        14.   As used herein and except as otherwise provided in Section 3, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

        15.   This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        16.   This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

        If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof.

Very truly yours,
ENERGY EAST CORPORATION
By:

Name:

Title:

Accepted as of the date hereof:

[Name of Representatives]

[NAME OF REPRESENTATIVE]

By:

Name:

Title:

[NAME OF REPRESENTATIVE]
By:

Name:

Title:

        For themselves and on behalf of the several Underwriters named in Schedule A hereto.

SCHEDULE A

Name	Number of shares of Firm Securities to be Purchased

Total:

Sch.-A

Exhibit A

        Pursuant to Section 7(e) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i)    They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable rules and regulations adopted by the Commission;

          (ii)    In their opinion, the financial statements and any supplementary financial statement schedules audited (and, if applicable, financial forecasts and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related rules and regulations adopted by the Commission; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Underwriters;

          (iii)    They have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement on Auditing Standards (SAS) 100, Interim Financial Information, on the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures (but not an audit in accordance with generally accepted auditing standards) including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated interim financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated interim financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

          (iv)    The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (v)    They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302 and 503(d), respectively, of Regulation S-K;

          (vi)    On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention as a result of the foregoing procedures that caused them to believe that:

            (A)    (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations adopted by the Commission, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

            (B)    any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

            (C)    the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

            (D)    any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations adopted by the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

            (E)    at the date of the latest available interim financial data and at a specified date not more than five business days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or [common stock] [shareholders'] equity or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (F)    for the period from the date of the latest income statement included or incorporated by reference in the Prospectus to the specified date referred to in clause (E)

    there were any decreases in consolidated operating revenues or operating income or the total or per share amounts of consolidated net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (vii)    In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which were obtained from accounting records which are subject to controls over financial reporting or which have been derived directly from such accounting records of the Company and its subsidiaries by analysis or computation, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters or in documents incorporated by reference in the Prospectus specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

QuickLinks

  Exhibit 1-1
ENERGY EAST CORPORATION [ Shares of Common Stock (Par Value $ Per Share)] [ Shares of [Title of Preferred Stock]] UNDERWRITING AGREEMENT
SCHEDULE A
  Exhibit A